Media Contact:

Shannon Pleasant

Intersil Corporation

(512) 382-8444

spleasant@intersil.com

Intersil Corporation Reports First Quarter Results

MILPITAS, Calif., April 26, 2016 – Intersil Corporation (NASDAQ:ISIL), a leading provider of innovative power management and precision analog solutions, today announced financial results for the first quarter ended April 1, 2016. First quarter revenue of $129.3 million was up 2.1% sequentially. Gross margin also increased sequentially, operating expenses remained in line with expectations, and the company sustained strong operating income levels.

Company Highlights

•	Consumer and Computing (C&C) revenue was better than seasonal, increasing year-over-year by over 8%.
•	Infrastructure and Industrial (I&I) demand improved broadly, resulting in 4% sequential growth.
•	Gross margin increased sequentially by 120 and 130 basis points, respectively, to 58.8% on a GAAP basis and 59.1% on a non-GAAP basis.
•	The company again reported solid profitability, with non-GAAP operating margin of 20% or greater for the 11th consecutive quarter.
•	Cash and cash equivalents increased to $254 million at quarter-end.

Quarterly Results
Revenue for the first quarter was better than seasonal due to ramps of new business in C&C, record revenue in automotive, and recovery in infrastructure and industrial markets. I&I revenue increased 4% sequentially, with automotive, power and analog growing in the quarter. Automotive revenue reached another record as strong end-market demand and new business propelled the business forward. First quarter C&C revenue decreased only 1% sequentially and was up over 8% year over year. The company’s new products shipping into high profile mobile platforms were behind the better than seasonal result. The breakdown by end market follows:

:

	Q1 2016		Q4 2015		Q1 2015
End Market Revenue	$M	%	$M	%	$M	%
Industrial & Infrastructure	82.2	64%	79.1	62%	90.7	68%
Consumer & Computing	47.1	36%	47.5	38%	43.5	32%
Total Revenue	$129.3		$126.6		$134.2

Table 1. Intersil End Market Mix

GAAP gross margin for the quarter increased to 58.8%. First quarter GAAP operating expenses increased to $60.8 million as a result of increasing R&D investment. R&D expense was $33.7 million and SG&A expense was $23.6 million. First quarter GAAP operating income was $15.2 million or 11.8% of revenue. GAAP net income was $11.8 million, and fully diluted GAAP earnings per share were $0.09.

The following non-GAAP results exclude amortization of purchased intangibles, equity-based compensation expense, certain legal judgments and governmental penalties, acquisition-related charges, and gain on recovery of auction rate securities, as well as the related tax effects. First quarter non-GAAP gross margin increased by 130 basis points to 59.1%. Non-GAAP R&D investment increased to $30.6 million while non-GAAP SG&A decreased to $20.0 million, resulting in total non-GAAP operating expense of $50.6 million for the quarter. Q1 non-GAAP operating income increased to $25.8 million, resulting in non-GAAP operating margin of 20.0%. Fully diluted Q1 earnings per share on a non-GAAP basis were $0.15.

For a complete reconciliation of GAAP and non-GAAP results, please see the “Non-GAAP Results” tables included at the end of this release.

Cash and cash equivalents increased again to $254 million at the end of the first quarter. Intersil’s board of directors authorized payment of a quarterly dividend of $0.12 per share of common stock. The payment of this dividend will be made on or about May 27, 2016 to shareholders of record as of the close of business on May 17, 2016.

“Q1 was a solid quarter, with new product ramps and a stabilizing demand environment,” said Necip Sayiner, president and CEO of Intersil. “We’re encouraged by the strong design activity and momentum building across all of our investment businesses.”

Second Quarter 2016 Outlook

The following forward-looking guidance is for the second quarter ending July 1, 2016, based on current business trends and conditions:

	GAAP	Non-GAAP
Revenue	$130 to $136 million
Gross margin	Up 50 to 75 bps
Operating expenses	$64M to $65M	$52M to $53M
Earnings per share	$0.08 to $0.10	$0.15 to $0.17

Table 2. Intersil Q2 2016 Outlook

Earnings Call Webcast

Intersil will be hosting a webcast to discuss the quarterly results and outlook today at 1:30 p.m. Pacific Time. To access the webcast, please visit the investor relations page of the company’s website at ir.intersil.com. Participants can also dial (888) 656-8682 or +1 (503) 343-6028 and enter the passcode 87919628. A replay of the webcast will be available for two weeks following the conference call on the company website, or may be accessed by dialing (855) 859-2056, international dial +1 (404) 537-3406, using the passcode 98625303.

About Intersil

Intersil Corporation is a leading provider of innovative power management and precision analog solutions. The company's products form the building blocks of increasingly intelligent, mobile and power hungry electronics, enabling advances in power management to improve efficiency and extend battery life. With a deep portfolio of intellectual property and a rich history of design and process innovation, Intersil is the trusted partner to leading companies in some of the world’s largest markets, including industrial and infrastructure, mobile computing, automotive and aerospace. For more information about Intersil, visit our website at www.intersil.com.

FORWARD-LOOKING STATEMENTS
Some of the statements included in this press release constitute forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, as defined in connection with the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of our senior management about future events with respect to our business and our industry in general.  Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, there are or will be important factors that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We believe that the factors that may affect our business, future operating results and financial condition include, but are not limited to, the following: any faltering or uncertainty in global economic conditions, the highly cyclical nature of the semiconductor industry, intense competition in the semiconductor industry, unsuccessful product development or failure to obtain market acceptance of our products, downturns in the end markets we serve, failure to make or deliver products in a timely manner, unavailability of raw materials, services, supplies or manufacturing capacity, delays in production or in implementing new production techniques, product defects, or unreliability of products, and adverse results in litigation matters. For a more detailed discussion of how these and other risks and uncertainties could cause our actual results to differ materially from those indicated in our forward-looking statements, see our reports filed with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's web site at http://www.sec.gov), including our Annual Report on Form 10-K for the year ended January 1, 2016. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

Non-GAAP Reporting

To supplement its consolidated financial results presented in accordance with GAAP, Intersil uses non-GAAP financial measures, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with Intersil’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that Intersil’s non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by Intersil include:

•Gross profit;

•Operating expenses;

•Provision (benefit) for income taxes;

•Operating income (loss);

•Net income (loss);

•Diluted earnings (loss) per share; and

•Weighted average shares outstanding – diluted.

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition-related expense, restructuring and related costs, equity-based compensation expense, and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes Intersil’s financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Non-GAAP Results” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related charges. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or Intersil’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare Intersil’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, which include purchased intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	One-time charges associated with completing an acquisition including contract termination costs.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of Intersil. Excluding this data allows investors to better compare Intersil’s period-over-period performance without such expense, which Intersil believes may be useful to the investor community. Other adjustments primarily include:

•	Equity-based compensation expense.
•	Legal judgments, awards, or governmental fines or penalties.
•	Income from IP agreements.
•	Restructuring and related costs.
•	Write-offs (recoveries) related to Auction Rate Securities.
•	Tax effects of non-GAAP adjustments.
•

Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of equity-based compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Comparability. The above criteria has been consistently applied when calculating the non-GAAP financial measures for all periods presented in this press release and accompanying tables.

Intersil Corporation
Condensed Consolidated Statements of Income
Unaudited
(In thousands, except percentages and per share amounts)

	Quarter Ended
	Apr. 1,	Jan. 1,	Apr. 3,
	2016	2016	2015
	Q1 2016	Q4 2015	Q1 2015

Revenue	$ 129,279	$ 126,626	$ 134,153
Cost of revenue	53,319	53,707	53,827
Gross profit	75,960	72,919	80,326
Gross margin %	58.8%	57.6%	59.9%
Expenses:
Research and development	33,678	29,983	32,017
Selling, general and administrative	23,549	22,784	25,453
Amortization of purchased intangibles	3,528	4,261	5,561
Provision for TAOS litigation	-	-	81,100
Total expenses	60,755	57,028	144,131
Operating income (loss)	15,205	15,891	(63,805)
Other income (expense)	(481)	(257)	516
Income (loss) before income taxes	14,724	15,634	(63,289)
Income tax (benefit) expense	2,973	(5,668)	5,535
Net income (loss)	$ 11,751	$ 21,302	$ (68,824)

Earnings per share:
Basic	$ 0.09	$ 0.16	$ (0.53)
Diluted	$ 0.09	$ 0.16	$ (0.53)

Weighted average shares outstanding:
Basic	132,857	132,608	130,513
Diluted	135,267	134,288	130,513

Intersil Corporation
Condensed Consolidated Balance Sheets
Unaudited
(in thousands)

	Apr. 1,	Jan. 1,	Apr. 3,
	2016	2016	2015
Assets
Current assets:
Cash and cash equivalents	$ 253,606	$ 247,403	$ 220,900
Trade receivables, net	49,000	42,684	51,236
Inventories	64,316	65,334	77,798
Prepaid expenses and other current assets	12,843	7,176	14,301
Income taxes receivable	7,608	7,584	1,129
Deferred income tax assets	-	-	20,615
Total current assets	387,373	370,181	385,979
Non-current assets:
Property, plant and equipment, net	69,069	71,044	73,073
Purchased intangibles, net	28,979	32,507	28,839
Goodwill	571,770	571,770	565,424
Deferred income tax assets	63,139	63,139	38,779
Other non-current assets	32,238	29,977	71,297
Total non-current assets	765,195	768,437	777,412
Total assets	$ 1,152,568	$ 1,138,618	$ 1,163,391

Liabilities and stockholders' equity
Current liabilities:
Trade payables	23,137	23,382	22,544
Deferred income	13,796	14,482	13,442
Income taxes payable	6,275	3,270	5,764
Provision for TAOS litigation	77,744	77,988	79,470
Other accrued expenses	50,206	48,913	68,522
Total current liabilities	171,158	168,035	189,742
Non-current liabilities:
Income taxes payable	1,622	1,609	60,661
Other non-current liabilities	14,627	14,225	6,496
Total non-current liabilities	16,249	15,834	67,157
Total stockholders' equity	965,161	954,749	906,492
Total liabilities and stockholders' equity	$ 1,152,568	$ 1,138,618	$ 1,163,391

Intersil Corporation
Condensed Consolidated Statements of Cash Flows
Unaudited
(In thousands)

	Quarter Ended
	Apr. 1,	Jan. 1,	Apr. 3,
	2016	2016	2015
	Q1 2016	Q4 2015	Q1 2015
Operating activities:
Net income (loss)	$ 11,751	$ 21,302	$ (68,824)
Depreciation	3,579	3,557	4,486
Amortization of purchased intangibles	3,528	4,261	5,561
Equity-based compensation	6,482	5,148	5,756
Deferred income taxes	-	(2,247)	373
Other	21	(2,300)	(1,059)
Net changes in operating assets and liabilities	(7,691)	1,467	80,502
Net cash flows provided by operating activities	17,670	31,188	26,795

Investing activities:
Proceeds from investments	28	150	588
Net capital expenditures	(2,716)	(1,214)	(4,990)
Net cash flows used in investing activities	(2,688)	(1,064)	(4,402)

Financing activities:
Proceeds from equity-based awards, net	6,417	4,610	4,355
Dividends paid	(15,987)	(16,008)	(15,697)
Net cash flows used in financing activities	(9,570)	(11,398)	(11,342)

Effect of exchange rates on cash and cash equivalents	791	(221)	(1,367)

Net change in cash and cash equivalents	6,203	18,505	9,684

Cash and cash equivalents as of the beginning of the period	247,403	228,898	211,216

Cash and cash equivalents as of the end of the period	$ 253,606	$ 247,403	$ 220,900

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except percentages)

	Quarter Ended
	Apr. 1,	Jan. 1,	Apr. 3,
	2016	2016	2015
	Q1 2016	Q4 2015	Q1 2015
Non-GAAP gross profit:
GAAP gross profit	$ 75,960	$ 72,919	$ 80,326
Equity-based compensation COS	458	268	392
Non-GAAP gross profit	$ 76,418	$ 73,187	$ 80,718

Non-GAAP gross margin:
GAAP gross margin	58.8%	57.6%	59.9%
Equity-based compensation COS	0.3%	0.2%	0.3%
Non-GAAP gross margin	59.1%	57.8%	60.2%

Non-GAAP R&D expenses:
GAAP R&D expenses	$ 33,678	$ 29,983	$ 32,017
Equity-based compensation	(3,103)	(2,368)	(2,751)
Non-GAAP R&D expenses:	$ 30,575	$ 27,615	$ 29,266

Non-GAAP SG&A expenses:
GAAP SG&A expenses	$ 23,549	$ 22,784	$ 25,453
Equity-based compensation	(2,921)	(2,512)	(2,613)
Acquisition-related costs	(585)	-	-
Non-GAAP SG&A expenses:	$ 20,043	$ 20,272	$ 22,840

Non-GAAP operating expenses:
GAAP operating expenses	$ 60,755	$ 57,028	$ 144,131
Provision for TAOS litigation	-	-	(81,100)
Equity-based compensation (excl. COS)	(6,024)	(4,880)	(5,364)
Amortization of purchased intangibles	(3,528)	(4,261)	(5,561)
Acquisition-related costs	(585)	-	-
Non-GAAP operating expenses	$ 50,618	$ 47,887	$ 52,106

Non-GAAP operating income:
GAAP operating income (loss)	$ 15,205	$ 15,891	$ (63,805)
Provision for TAOS litigation	-	-	81,100
Equity-based compensation	6,482	5,148	5,756
Amortization of purchased intangibles	3,528	4,261	5,561
Acquisition-related costs	585	-	-	-
Non-GAAP operating income	$ 25,800	$ 25,300	$ 28,612

Non-GAAP operating margin:
GAAP operating margin	11.8%	12.5%	(47.6%)
Excluded items as a percent of revenue	8.2%	7.5%	68.9%
Non-GAAP operating margin	20.0%	20.0%	21.3%

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except per share amounts)

	Quarter Ended
	Apr. 1,	Jan. 1,	Apr. 3,
	2016	2016	2015
	Q1 2016	Q4 2015	Q1 2015

Non-GAAP net income:
GAAP net income (loss)	$ 11,751	$ 21,302	$ (68,824)
Equity-based compensation	6,482	5,148	5,756
Amortization of purchased intangibles	3,528	4,261	5,561
Provision for TAOS litigation	-	-	81,100
Acquisition-related costs	585	-	-
Gain on recovery from auction rate securities	(28)	(150)	(588)
Tax impact of Non-GAAP adjustments	(1,117)	(2,668)	(71)
Non-GAAP net income	$ 21,201	$ 27,893	$ 22,934

GAAP weighted average shares - diluted	135,267	134,288	130,513
Non-GAAP adjustment	3,680	4,314	6,798
Non-GAAP weighted average shares - diluted	138,947	138,602	137,311

Non-GAAP earnings per diluted share:
GAAP earnings per diluted share	$ 0.09	$ 0.16	$ (0.53)
Excluded items per share impact	0.06	0.04	0.70
Non-GAAP earnings per diluted share	$ 0.15	$ 0.20	$ 0.17

Equity-based compensation expense by classification:
Cost of revenue ("COS")	$ 458	$ 268	$ 392
Research and development	$ 3,103	$ 2,368	$ 2,751
Selling, general and administrative	$ 2,921	$ 2,512	$ 2,613